Exhibit 21.1

Kite Realty Group List of Subsidiaries

Name of Subsidiary	Jurisdiction of Incorporation or Formation

Kite Realty Group, L.P.	Delaware
KRG Management, LLC	Indiana
KRG Development, LLC (d/b/a Kite Development)	Indiana
KRG Construction, LLC	Indiana
Cornelius Adair, LLC	Indiana
Kite Realty Holding, LLC	Indiana
Kite Realty Advisors, LLC (d/b/a KMI Realty Advisors)	Indiana
Kite Realty Construction, LLC	Indiana
Kite Realty Development, LLC	Indiana
KRG/KP Northwest 20, LLC	Indiana
KRG/KP Northwest 5, LLC	Indiana
Kite Realty Naperville, LLC	Indiana
Kite Realty/WLDC Marysville Construction, LLC	Indiana
Pasco Sandifur I, LLC	Indiana
Pasco Sandifur II, LLC	Indiana
50th & 12th, LLC	Indiana
82& Otty, LLC	Indiana
116 & Olio, LLC	Indiana
176th & Meridian, LLC	Indiana
Brentwood Land Partners, LLC	Delaware
Centre Associates, LP	Indiana
Corner Associates, LP	Indiana
Eagle Plaza II, LLC	Indiana
Estero Town Commons Property Owners Association, Inc.	Florida
Fishers Station Development Company	Indiana
Glendale Centre, LLC	Indiana
International Speedway Square, Ltd.	Florida
Jefferson Morton, LLC	Indiana
Kite Acworth, LLC	Indiana
Kite Coral Springs, LLC	Indiana
Kite Daytona, LLC	Indiana
Kite Eagle Creek, LLC	Indiana
Kite Eagle Creek II, LLC	Indiana
Kite Greyhound, LLC	Indiana
Kite Greyhound III, LLC	Indiana
Kite King’s Lake, LLC	Indiana
Kite Kokomo, LLC	Indiana
Kite Michigan Road, LLC	Indiana
Kite McCarty State, LLC	Indiana
Kite New Jersey, LLC	Indiana
Kite Pen, LLC	Indiana
Kite Realty SMM II, LLC	Indiana
Kite San Antonio, LLC	Indiana
Kite Shadeland, LLC	Indiana

Kite Silver Glen, LLC	Indiana
Kite Spring Mill Medical, LLC	Indiana
Kite Washington, LLC	Indiana
Kite Washington Parking, LLC	Indiana
Kite West 86th Street, LLC	Indiana
Kite West 86th Street II, LLC	Indiana
Kite West 86th Street III, LLC	Indiana
Kite Realty/WLDC Marysville Construction, LLC	Indiana
KRG 951 & 41, LLC	Indiana
KRG Beacon Hill, LLC	Indiana
KRG Bolton Plaza, LLC	Indiana
KRG/CCA Estero, LLC	Florida
KRG Capital, LLC	Georgia
KRG Cedar Hill Plaza, LP	Delaware
KRG Cedar Hill Village, LP	Indiana
KRG CHP Management, LLC	Delaware
KRG Cool Creek Management, LLC	Indiana
KRG Cool Creek Outlots, LLC	Indiana
KRG Courthouse Shadows, LLC	Delaware
KRG Courthouse Shadows I, LLC	Delaware
KRG Corner Associates, LLC	Indiana
KRG/CREC Bolton Plaza, LLC	Florida
KRG CREC/KS Pembroke Pines, LLC	Florida
KRG Daytona Management, LLC	Indiana
KRG Eagle Creek III, LLC	Indiana
KRG Eagle Creek IV, LLC	Indiana
KRG Eastgate Pavilion, LLC	Indiana
KRG Estero, LLC	Indiana
KRG Fishers Station, LLC	Indiana
KRG Fishers Station II, LLC	Indiana
KRG Fox Lake Crossing, LLC	Delaware
KRG Four Corner Square, LLC	Indiana
KRG Gainesville, LLC	Indiana
KRG Galleria Plaza, LP	Indiana
KRG Geist Management, LLC	Indiana
KRG Hamilton Crossing, LLC	Indiana
KRG/I-65 Beacon Hill, LLC	Indiana
KRG Indian River, LLC	Indiana
KRG ISS, LLC	Indiana
KRG Kedron Management, LLC	Delaware
KRG Kedron Village, LLC	Indiana
KRG Market Street Village, LP	Indiana
KRG Marysville, LLC	Indiana
KRG Naperville, LLC	Indiana
KRG Oldsmar, LLC	Indiana
KRG Panola I, LLC	Delaware
KRG Panola II, LLC	Indiana
KRG Pembroke Pines, LLC	Indiana
KRG Pine Ridge, LLC	Delaware
KRG Pipeline Pointe, LP	Indiana
KRG Plaza Volente, LP	Indiana

KRG Plaza Volente Management, LLC	Delaware
KRG/PRP Oldsmar, LLC	Florida
KRG Riverchase, LLC	Delaware
KRG Rivers Edge, LLC	Indiana
KRG San Antonio, LP	Indiana
KRG Sunland, LP	Indiana
KRG Sunland II, LP	Indiana
KRG Sunland Management, LLC	Indiana
KRG Texas, LLC	Indiana
KRG Traders Management, LLC	Delaware
KRG Traders Outlots, LLC	Indiana
KRG Washington Management, LLC	Indiana
KRG Waterford Lakes, LLC	Indiana
KRG Whitehall Pike Management, LLC	Indiana
KRG/WLM Marysville, LLC	Indiana
Noblesville Partners, LLC	Indiana
Ohio & 37, LLC	Indiana
Preston Commons, LLP	Indiana
Spring Mill Medical, LLC	Indiana
Spring Mill Medical II, LLC	Indiana
Westfield One, LLC	Indiana
Whitehall Pike, LLC	Indiana
KRG/Atlantic Delray Beach, LLC	Florida
KRG Bridgewater, LLC	Indiana
KRG College, LLC	Indiana
KRG College I, LLC	Indiana
KRG Delray Beach, LLC	Indiana
KRG Fox Lake Crossing II, LLC	Indiana
KRG Frisco Bridges, LP	Indiana
KRG Parkside Town Commons, LLC	Indiana
KRG PR Ventures, LLC	Indiana
KRG/PRISA II Parkside, LLC	Delaware
KRG PTC Acquisition, LLC	Indiana
KRG Zionsville, LLC	Indiana
Kite Spring Mill II, LLC	Indiana
Kite Realty Peakway At 55, LLC	Indiana
KRG Peakway At 55, LLC	Indiana
Kite Realty South Elgin, LLC	Indiana
Kite Realty Eddy Street Land, LLC	Indiana
KRG Eddy Street Land, LLC	Indiana
KRG/CP Pan Am Plaza, LLC	Indiana
KRG Pan Am Plaza, LLC	Indiana